                                    DELAWARE
                                THE FIRST STATE

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "UBS PAINEWEBBER INC.", CHANGING ITS NAME FROM "UBS PAINEWEBBER INC." TO "UBS FINANCIAL SERVICES INC.", FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF MAY, A.D. 2003, AT 12:48 O'CLOCK P.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF AMENDMENT IS THE NINTH DAY OF JUNE, A.D. 2003.



                               [GRAPHIC TO COME]


                                   /s/ Harriet Smith Windsor
                                   -----------------------------------------
                                   Harriet Smith Windsor, Secretary of State


0719006  8100                                 AUTHENTICATION: 2451280

030367137                                               DATE: 06-04-03

            CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

                                       OF

                              UBS PAINEWEBBER INC.


It is hereby certified that:

     1. The name of the corporation (hereinafter called the "Corporation") is UBS PaineWebber Inc.

     2. The certificate of incorporation of the Corporation is hereby amended by striking out Article I thereof and by substituting in lieu of said Article I the following new Article I:

     I. The name of the corporation is:

                           UBS Financial Services Inc.

     3. The amendment of the certificate of incorporation herein certified has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

     4. This Certificate of Amendment shall be effective on June 9, 2003.

Signed on May 14, 2003

By /s/ Geraldine L. Banyai
  ---------------------------------------------
  Geraldine L. Banyai, Corporate Vice President

By /s/ Richard P. Borovoy
  ---------------------------------------------
  Richard P. Borovoy, Assistant Secretary


                                               State of Delaware
                                               Secretary of State
                                            Division of Corporations
                                         Delivered 12:48 PM 05/15/2003
                                           FILED 12:48 PM 05/15/2003
                                          SRV 030315692 - 0719006 FILE

                                    DELAWARE
                                THE FIRST STATE

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PAINEWEBBER INCORPORATED", CHANGING ITS NAME FROM "PAINEWEBBER INCORPORATED" TO "UBS PAINEWEBBER INC.", FILED IN THIS OFFICE ON THE FIFTH DAY OF MARCH, A.D. 2001, AT 9 O'CLOCK A.M.



                               [GRAPHIC OMITTED]


                                   /s/ Harriet Smith Windsor
                                   -----------------------------------------
                                   Harriet Smith Windsor, Secretary of State


0719006  8100                                 AUTHENTICATION: 2451279

030367137                                               DATE: 06-04-03

                                               STATE OF DELAWARE
                                               SECRETARY OF STATE
                                            DIVISION OF CORPORATIONS
                                           FILED 09:00 AM 03/05/2001
                                                010107716-0719006

           CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

                                       OF

                            PAINEWEBBER INCORPORATED


It is hereby certified that:

     1. The name of the corporation (hereinafter called the "Corporation") is PaineWebber Incorporated.

     2. The certificate of incorporation of the corporation is hereby amended by striking out Article I thereof and by substituting in lieu of said Article I the following new Article I:

                                   ARTICLE I

                                      NAME

     The name of the corporation is:

                              UBS PaineWebber Inc.

     3. The amendment of the certificate of incorporation herein certified has been duly adopted and written consent has been given in accordance with the provisions of Sections 141, 228 and 242 of the General Corporation Law of the State of Delaware.


Signed on March 5, 2001

                              By /s/ Geraldine L. Banyai
                                ---------------------------------------------
                                Geraldine L. Banyai, Corporate Vice President


Attest: /s/ Richard P. Borovoy
        ---------------------------------------------
        Richard P. Borovoy, Assistant Secretary

                                    DELAWARE
                                THE FIRST STATE

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THAT "UBS PAINEWEBBER INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE NOT HAVING BEEN CANCELLED OR DISSOLVED SO FAR AS THE RECORDS OF THIS OFFICE SHOW AND IS DULY AUTHORIZED TO TRANSACT BUSINESS.

     THE FOLLOWING DOCUMENTS HAVE BEEN FILED:

     CERTIFICATE OF INCORPORATION, FILED THE THIRTIETH DAY OF JUNE, A.D. 1969, AT 10 O'CLOCK A.M.

     RESTATED CERTIFICATE, FILED THE NINETEENTH DAY OF NOVEMBER, A.D. 1970, AT 10 O'CLOCK A.M.

     CERTIFICATE OF AMENDMENT, FILED THE TWELFTH DAY OF JULY, A.D. 1971, AT 10 O'CLOCK A.M.

     RESTATED CERTIFICATE, FILED THE TWENTY-NINTH DAY OF MARCH, A.D. 1972, AT 11 O'CLOCK A.M.

     CERTIFICATE OF DESIGNATION, FILED THE TWENTY-NINTH DAY OF MARCH, A.D. 1972, AT 11 O'CLOCK A.M.

     CERTIFICATE OF AGREEMENT OF MERGER, FILED THE TWENTY-NINTH DAY OF MARCH, A.D. 1972, AT 11 O'CLOCK A.M.

     CERTIFICATE OF AGREEMENT OF MERGER, FILED THE EIGHTEENTH DAY





                               [GRAPHIC OMITTED]


                                   /s/ Harriet Smith Windsor
                                   -----------------------------------------
                                   Harriet Smith Windsor, Secretary of State


0719006  8310                                 AUTHENTICATION: 2453078

030369257                                               DATE: 06-04-03

                                    DELAWARE
                                THE FIRST STATE

OF JANUARY, A.D. 1974, AT 10 O'CLOCK A.M.

     CERTIFICATE OF DESIGNATION, FILED THE FIRST DAY OF FEBRUARY, A.D. 1974, AT 10 O'CLOCK A.M.

     RESTATED CERTIFICATE, FILED THE FIRST DAY OF FEBRUARY, A.D. 1974, AT 10 O'CLOCK A.M.

     CERTIFICATE OF OWNERSHIP, CHANGING ITS NAME FROM "PAINE, WEBBER, JACKSON & CURTIS INCORPORATED" TO "PAINE WEBBER INCORPORATED", FILED THE THIRTY-FIRST DAY OF MAY, A.D. 1984, AT 10 O'CLOCK A.M.

     CERTIFICATE OF CORRECTION, CHANGING ITS NAME FROM "PAINE WEBBER INCORPORATED" TO "PAINEWEBBER INCORPORATED", FILED THE SECOND DAY OF JULY, A.D. 1984, AT 10 O'CLOCK A.M.

     CERTIFICATE OF AMENDMENT, FILED THE ELEVENTH DAY OF JUNE, A.D. 1991, AT 3 O'CLOCK P.M.

     CERTIFICATE OF MERGER, FILED THE ELEVENTH DAY OF FEBRUARY, A.D. 1992, AT 10 O'CLOCK A.M.

     CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE TWENTY-EIGHTH DAY OF APRIL, A.D. 1997, AT 9 O'CLOCK A.M.

     CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "PAINEWEBBER INCORPORATED" TO "UBS PAINEWEBBER INC.", FILED THE




                               [GRAPHIC TO COME]


                                   /s/ Harriet Smith Windsor
                                   -----------------------------------------
                                   Harriet Smith Windsor, Secretary of State


0719006  8310                                 AUTHENTICATION: 2453078

030369257                                               DATE: 06-04-03

                                    DELAWARE
                                THE FIRST STATE


FIFTH DAY OF MARCH, A.D. 2001, AT 9 O'CLOCK A.M.

     CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "UBS PAINEWEBBER INC." TO "UBS FINANCIAL SERVICES INC.", FILED THE FIFTEENTH DAY OF MAY, A.D. 2003, AT 12:48 O'CLOCK P.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF AMENDMENT IS THE NINTH DAY OF JUNE, A.D. 2003.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

     AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE.

     AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE BEEN FILED TO DATE.



                               [GRAPHIC TO COME]


                                   /s/ Harriet Smith Windsor
                                   -----------------------------------------
                                   Harriet Smith Windsor, Secretary of State


0719006  8310                                 AUTHENTICATION: 2453078

030369257                                               DATE: 06-04-03